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                              RSI RETIREMENT TRUST
                        SUPPLEMENT DATED APRIL 26, 1999
                      TO PROSPECTUS DATED JANUARY 1, 1999

    At the Annual Meeting of Unitholders held on April 26, 1999 (the "Annual Meeting"), unitholders approved the following proposals described in the Supplement dated February 24, 1999 to the Prospectus dated January 1, 1999: (i) portfolio management by Retirement System Investors Inc. ("Investors") of a portion of the Emerging Growth Equity Fund; (ii) a new investment sub-advisory agreement between Investors and Bank of Ireland Asset Management (U.S.) Limited for portfolio management of the International Equity Fund; and (iii) a new investment management agreement between RSI Retirement Trust and Investors for management of the International Equity Fund.

    At the Annual Meeting, unitholders also approved an amendment to the investment management agreement between RSI Retirement Trust and Investors with respect to the Value Equity Fund, under which the following management fee shall be paid to Investors, effective May 1, 1999:

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 .60%       on the first $10 million,
 .50%       on the next $10 million,
 .40%       on the next $20 million, and
 .30%       over $40 million of the average daily net
           assets of the Value Equity Fund under management.
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